LETTER OF TRANSMITTAL AND CONSENT

                      To Tender and to Consent in Respect
                                      of
         Liquid Yield Option Notes Due 2004 (Zero Coupon - Subordinated)
                            CUSIP N0. 825039 AC 4
                                      of

                                SHONEY'S, INC.

         Pursuant to the Purchase Offer and Consent Solicitation Statement
                             dated March 27, 2000


                      THE DEPOSITARY FOR THE OFFER IS:

                            THE BANK OF NEW YORK

                    BY MAIL, OVERNIGHT COURIER OR HAND:

                             101 Barclay Street
                                Floor 7 East
                         New York, New York 10286
                    Attn: Reorganization Section, Kin Lau

           By Facsimile for Eligible Institutions: (212) 815-6339
                   To Confirm by Telephone: (212) 815-3750


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THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON APRIL 24, 2000,
UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF LYONS MUST TENDER THEIR LYONS ON OR PRIOR TO THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER CONSIDERATION. THE CONSENT SOLICITATION WITH RESPECT TO THE LYONS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 2000, UNLESS EXTENDED (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE "LYONS CONSENT DEADLINE"). TO RECEIVE A CONSENT PAYMENT, HOLDERS OF LYONS MUST TENDER THEIR LYONS AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AND NOT HAVE REVOKED SUCH CONSENTS) AT OR PRIOR TO THE LYONS CONSENT DEADLINE.
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     DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER
THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FAX NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     CAPITALIZED TERMS USED HEREIN AND NOT DEFINED SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE PURCHASE OFFER AND CONSENT SOLICITATION STATEMENT.

     By execution hereof, the undersigned acknowledges receipt of the Purchase Offer and Consent Solicitation Statement dated March 27, 2000 (as the same may be amended from time to time, the "Purchase Offer") of Shoney's, Inc., a Tennessee corporation (the "Company"), and this Letter of Transmittal and Consent and instructions thereto (the "Letter of Transmittal and Consent"), which together constitute (i) the offer to purchase (the "Offer") by the Company for all of its outstanding Liquid Yield Option Notes due 2004 (Zero Coupon - Subordinated) (the "LYONs"), upon the terms and subject to the conditions set forth in the Purchase Offer, and (ii) the Company's solicitation (the "Solicitation") of consents (the



"Consents") from holders of the LYONs (each, a "Holder" and, collectively, the "Holders") to certain proposed amendments described in the Purchase Offer (the "Proposed Amendments") to the Indenture dated as of April 1, 1989, between the Company and The Bank of New York, as successor to Sovran Bank/Central South, as trustee (the "Trustee"), pursuant to which the LYONs were issued (the "Indenture"). Holders who tender LYONs pursuant to the Offer after the first distribution of definitive consent solicitation material for the LYONs are obligated to consent to the Proposed Amendments.

     The Offer is conditioned on, among other things, the receipt of the requisite number of Consents at or prior to 11:59 P.M., New York City time, on the Expiration Date and such Consents having not been revoked as more fully described in the Purchase Offer under the caption "The Tender Offers and Consent Solicitations -Terms and -Conditions." The Company reserves the right to waive any one or more of the conditions to the Offer. A First Supplemental Indenture will be executed upon the satisfaction of the Consent Condition and, upon such execution, the First Supplemental Indenture will become effective. The First Supplemental Indenture will provide that the Proposed Amendments will not become operative unless and until validly tendered LYONs are purchased pursuant to the Offer. If the Offer is terminated or withdrawn, or if no LYONs are purchased pursuant to the Offer for any reason, then the Proposed Amendments contained in the Supplemental Indenture will not become operative. The Purchase Offer enclosed herewith contains a more complete description of the Offer and related solicitation of Consents and the conditions thereof.

     THE INSTRUCTIONS CONTAINED HEREIN AND IN THE PURCHASE OFFER (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

     This Letter of Transmittal and Consent is to be completed by a Holder if
(i) certificates representing LYONs are to be physically delivered to the Depositary herewith by such Holder or (ii) tender of LYONs is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "The Tender Offers and Consent Solicitations-Book-Entry Delivery of the Notes" and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

     Holders of LYONs who are tendering by book-entry transfer to the Depositary's account at DTC can execute their tender through ATOP. DTC participants that are accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer in lieu of execution and delivery of a Letter of Transmittal and Consent by the participant identified in the Agent's Message. Accordingly, this Letter of Transmittal and Consent need not be completed by a Holder tendering through ATOP.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE
DEPOSITARY.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal and Consent must be followed. Questions and requests for assistance or for additional copies of the Purchase Offer, this Letter of Transmittal and Consent and the Notice of Guaranteed Delivery and Consent may be directed to the Information Agent. See Instruction 12 below.



                                      2

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                   TENDER OF LYONs AND CONSENT TO AMENDMENTS

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[ ]     CHECK HERE IF CERTIFICATES REPRESENTING TENDERED LYONs ARE ENCLOSED
        HEREWITH.

[ ] CHECK HERE IF TENDERED LYONs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
          FOLLOWING:


Name of Tendering Institution:______________________________________________


Account Number:_____________________________________________________________


Transaction Code Number:____________________________________________________


[ ] CHECK HERE IF TENDERED LYONS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:


Name of Registered Holder(s):_______________________________________________


Window Ticket No. (if any):_________________________________________________


Date of Execution of Notice of Guaranteed Delivery and Consent:_____________


Name of Eligible Institution that Guaranteed Delivery:______________________


If Delivered by Book-Entry Transfer:


     Name of Tendering Institution:_________________________________________


     Account Number with DTC:_______________________________________________


     Transaction Code Number:_______________________________________________

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     HOLDERS WHO TENDER LYONS IN THE OFFER AFTER THE FIRST DISTRIBUTION OF
DEFINITIVE CONSENT SOLICITATION MATERIAL FOR THE LYONS ARE OBLIGATED TO CONSENT TO THE PROPOSED AMENDMENTS. DELIVERY OF LYONS BY BOOK-ENTRY TRANSFER OR PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND CONSENT WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH LYONS TENDERED.


                                    3
     List below the LYONs to which this Letter of Transmittal and Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent. Tenders of LYONs will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.


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                            DESCRIPTION OF LYONs

-------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT
                                                                                        AT MATURITY
                                                                                     TENDERED PRIOR TO
                                                                                         THE FIRST
                                                                                      DISTRIBUTION OF
  NAME(S) AND ADDRESS(ES) OF                                                         DEFINITIVE CONSENT
 REGISTERED HOLDER(S) OR NAME                                     PRINCIPAL AMOUNT     SOLICITATION
   OF DTC PARTICIPANT AND                        AGGREGATE           AT MATURITY       MATERIAL FOR
  PARTICIPANT'S DTC ACCOUNT                      PRINCIPAL       TENDERED AND AS TO   LYONS FOR WHICH
NUMBER IN WHICH LYONS ARE HELD  CERTIFICATE  AMOUNT AT MATURITY  WHICH CONSENTS ARE  CONSENTS ARE TO BE
   (PLEASE FILL IN BLANK)        NUMBER(S)*     REPRESENTED            GIVEN**              GIVEN
------------------------------  -----------  ------------------ -------------------  ------------------











-------------------------------------------------------------------------------------------------

TOTAL PRINCIPAL AMOUNT AT MATURITY OF LYONs

-------------------------------------------------------------------------------------------------

*  Need not be completed by Holders tendering by book-entry transfer.

-------------------------------------------------------------------------------------------------

** Unless otherwise specified, it will be assumed that the entire aggregate principal amount at maturity represented by the LYONs described above is being tendered and a Consent with respect thereto will be given.  A Holder tendering LYONs after the first distribution of definitive consent solicitation material for the LYONs is required to Consent to the Proposed Amendments with respect to all LYONs tendered by such Holder except for LYONs tendered prior to the first distribution of definitive consent solicitation material for the LYONs

-------------------------------------------------------------------------------------------------


     The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the certificates representing LYONs tendered hereby.



                                    4

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Shoney's, Inc. (the "Company"), upon the terms and subject to the conditions set forth in its Purchase Offer and Consent Solicitation Statement dated March 27, 2000 (the "Purchase Offer"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent, the principal amount at maturity of LYONs indicated in the table above entitled "Description of LYONs" under the column heading "Principal Amount at Maturity Tendered and as to which Consents are Given" or delivers consents with respect to the principal amount at maturity of LYONs indicated in the table above entitled "Description of LYONs" under the column heading "Principal Amount at Maturity Tendered Prior to the First Distribution of Definitive Consent Solicitation Material For LYONs and as to which Consents are Given" (or, if nothing is indicated therein, tenders and delivers consents with respect to the entire aggregate principal amount at maturity represented by the LYONs described in such table) and consents to the Proposed Amendments with respect thereto. The undersigned acknowledges and agrees that the tender of LYONs made hereby may not be withdrawn, nor may the Consent made hereby be revoked, except in accordance with the procedures set forth in the Purchase Offer. Terms used herein and not defined herein shall have the meanings ascribed to them in the Purchase Offer.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount at maturity of LYONs tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the LYONs tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such LYONs, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such LYONs and all evidences of transfer and authenticity to, or transfer ownership of such LYONs on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such LYONs for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such LYONs, and (iv) deliver to the Company and the Trustee this Letter of Transmittal and Consent as evidence of the undersigned's consent to the Proposed Amendments and as certification that the Consent Condition has been satisfied, all in accordance with the terms and conditions of the Offer as described in the Purchase Offer.

     The undersigned acknowledges and agrees that, by the execution and delivery hereof, the undersigned is consenting to the Proposed Amendments (with respect to the principal amount at maturity of LYONs tendered hereby or tendered prior to the first distribution of definitive consent solicitation material for the LYONs and for which consents are being given hereby) as permitted by the Indenture relating to the LYONs and hereby also consents to the execution of the Supplemental Indenture effecting such Proposed Amendments. The undersigned acknowledges and agrees that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Purchase Offer and that after the Trustee receives notice from the Company of satisfaction of the Consent Condition in accordance with the Indenture and the Supplemental Indenture is executed, such Consent may not be revoked (and agrees that it will not attempt to do so).

     If the undersigned is not the registered Holder of the LYONs listed in the box above labeled "Description of LYONS" under the column heading "Principal Amount at Maturity Tendered and as to which Consents are Given" or under the column heading "Principal Amount at Maturity Tendered Prior to the First Distribution of Definitive Consent Solicitation Material for LYONs and as to which Consents are Given" (or, if nothing is indicated in such columns, with respect to the entire aggregate principal amount at maturity represented by the LYONs described in such table), such registered Holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Consent in respect of such LYONs on behalf of the Holder thereof, and such proxy is being delivered with this Letter of Transmittal and Consent.

     The undersigned acknowledges and agrees that a tender of LYONs pursuant to any of the procedures described in the Purchase Offer and in the instructions hereto and an acceptance of such LYONs by the Company will constitute a binding



                                      5

agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that validly tendered LYONs (or defectively tendered LYONs with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted if, as and when the Company gives oral or written notice thereof to the Depositary. For purposes of the Solicitation, Consents received by the Depositary will be deemed to have been accepted if, as and when the Company gives written notice to the Trustee of the receipt by the Depositary of at least a majority in aggregate principal amount at Maturity of the LYONs and a Supplemental Indenture is executed.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the LYONs tendered hereby and that when such tendered LYONs are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the LYONs tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments or to complete the execution of the Supplemental Indenture.

     All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that, under certain circumstances and subject to the certain conditions of the Offer (each of which the Company may waive) set forth in the Purchase Offer, the Company may not be required to accept for purchase any of the LYONs tendered (including any LYONs tendered after the Expiration Date). Any LYONs not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated under "A. Special Issuance/Delivery Instructions" below.

     The undersigned understands that the delivery and surrender of the LYONs is not effective, and the risk of loss of the LYONs does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal and Consent, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of LYONs and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any LYONs representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned (and in the case of LYONs tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under "B. Special Payment Instructions," the undersigned hereby request(s) that any checks for payment to be made in respect of the LYONs tendered hereby in connection with the Offer be issued to the order of, and delivered to, the undersigned.

     In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any LYONs representing principal amounts at maturity not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any LYONs from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount at maturity of such LYONs so tendered. In the event that the "B. Special Payment Instructions" box is completed, the undersigned hereby request(s) that payment to be made in respect of the LYONs tendered hereby be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.



                                       6

-------------------------------------------------  -----------------------------------------------
[       A. SPECIAL ISSUANCE/DELIVERY            ]  [           B. SPECIAL PAYMENT                 ]
[              INSTRUCTIONS                     ]  [               INSTRUCTIONS                   ]
[     (See Instructions 3, 4, 7 and 9)          ]  [          (See Instruction 9)                 ]
[_____________________________________________  ]  [____________________________________________  ]
[ To be completed ONLY if LYONs in a principal  ]  [To be completed ONLY if payment is to be      ]
[ amount at maturity not tendered or not        ]  [made in the name of someone other than the    ]
[ accepted for purchase are to be issued in the ]  [person(s) whose signature(s) appears within   ]
[ name of someone other than the person(s) whose]  [this Letter of Transmittal and Consent or     ]
[ signature(s) appear(s) within this Letter of  ]  [sent to an address different from that shown  ]
[ Transmittal and Consent or sent to an address ]  [in the box entitled "Description of LYONs"    ]
[ different from that shown in the box entitled ]  [within this Letter of Transmittal and Consent.]
[ "Description of LYONs " within this Letter of ]  [                                              ]
[ Transmittal and Consent, or if LYONs tendered ]  [ Name_______________________________________  ]
[ by book-entry transfer that are not accepted  ]  [                (Please Print)                ]
[ for purchase are to be credited to an account ]  [                                              ]
[ maintained at DTC other than the one          ]  [ Address____________________________________  ]
[ designated above.                             ]  [                                              ]
[                                               ]  [                                              ]
[                                               ]  [ ___________________________________________  ]
[ Name________________________________________  ]  [                               (Zip Code)     ]
[               (Please Print)                  ]  [                                              ]
[                                               ]  [ ___________________________________________  ]
[ Address_____________________________________  ]  [        (Tax Identification or Social         ]
[                                               ]  [               Security Number)               ]
[ ____________________________________________  ]  [                                              ]
[                                 (Zip Code)    ]  [ ___________________________________________  ]
[                                               ]  [        (See Substitute Form W-9 herein       ]
[ ____________________________________________  ]  [                                              ]
[(Tax Identification or Social Security Number) ]  [                                              ]
[    (See Substitute Form W-9 herein)           ]  ------------------------------------------------
[                                               ]
[ Credit unpurchased LYONs by book-entry        ]
[ transfer to the DTC account set forth below:  ]
[                                               ]
[ ____________________________________________  ]
[  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN   ]
[                                               ]
[                                               ]
[ SIGNATURE GUARANTEE (See Instruction 3 below) ]
[ Certain Signatures Must be Guaranteed by a    ]
[ Medallion Signature Guarantor.                ]
[                                               ]
[                                               ]
[ ____________________________________________  ]
[   (Name of Medallion Signature Guarantor)     ]
[                                               ]
[ ____________________________________________  ]
[                                               ]
[ ____________________________________________  ]
[                                               ]
[ ____________________________________________  ]
[ (Address, including Zip Code, and Telephone   ]
[    Number, including Area Code, of Firm)      ]
[                                               ]
[ ____________________________________________  ]
[           (Authorized Signature)              ]
[                                               ]
[ ____________________________________________  ]
[               (Printed Name)                  ]
------------------------------------------------





                                                7

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                           PLEASE SIGN HERE
   (To be completed by all tendering Holders of LYONs regardless of whether
      LYONs are being physically delivered herewith, unless an Agent's Message is delivered in connection with a book-entry transfer of such LYONs)

     By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders, and consents to the Proposed Amendments (and to execution of the Supplemental Indenture effecting the Proposed Amendments) with respect to the principal amount at maturity of the LYONs listed in the box above labeled "Description of LYONs " under the column heading "Principal Amount at Maturity Tendered and as to which Consents are Given" or under the column heading "Principal Amount at Maturity Tendered Prior to the First Distribution of Definitive Consent Solicitation Material for LYONs and as to which Consents are Given" (or, if nothing is indicated in such columns, with respect to the entire aggregate principal amount at maturity represented by the LYONs described in such box).

     This Letter of Transmittal and Consent must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing LYONs or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of such LYONs. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 4.

___________________________________________________________________________

___________________________________________________________________________
       Signature(s) of Registered Holder(s) or Authorized Signatory
                     (See guarantee requirement below)

Dated______________________________________________________________________

Name(s)____________________________________________________________________
                                (Please Print)


Capacity___________________________________________________________________

Address____________________________________________________________________
                                                           (Zip Code)
Area Code and
Telephone
Number_____________________________________________________________________

Tax Identification or
Social Security
No.________________________________________________________________________


                   COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
                         Medallion Signature Guarantee
                   (If Required--See Instructions 1 and 3)


Authorized
Signature__________________________________________________________________


Print Name and Title_______________________________________________________


Name of
Firm ______________________________________________________________________
                                 [Place Seal Here]

Address (including zip code) and
Telephone Number (including area code)_____________________________________


Dated______________________________________________________________________

-----------------------------------------------------------------------------


                                   8

                              INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT AND LYONS OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDER. To tender LYONs in the Offer and to deliver Consents in the Solicitation, physical delivery of the LYONs or a confirmation of any book-entry transfer into the Depositary's account with DTC of LYONs tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal and Consent with any required signature guarantees (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at its address set forth herein at or prior to 11:59 P.M., New York City time, on the Expiration Date; provided, however, that no Consent Payment will be paid to Holders who deliver their Consents after the LYONs Consent Deadline. The method of delivery of this Letter of Transmittal and Consent, LYONs and all other required documents to the Depositary is at the election and risk of the tendering Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date or the LYONs Consent Deadline, as the case may be, to permit delivery to the Depositary at or prior to such time. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Consent and LYONs should be sent only to the Depositary and not to the Company, the Trustee, the Dealer Manager or the Information Agent.

     The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the participant in DTC tendering the LYONs, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Consent and the Company may enforce such agreement against the participant.

     If, after the LYONs Consent Deadline and prior to the Expiration Date, Holders desire to tender LYONs pursuant to the Offer and (i) such LYONs are not lost, but are not immediately available, (ii) time will not permit this Letter of Transmittal and Consent, such LYONs or other required documents to reach the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed at or prior to 11:59 P.M., New York City time, on the Expiration Date, such Holders may effect a tender of such LYONs and delivery of Consents to the Proposed Amendments in accordance with the guaranteed delivery procedures set forth in the Purchase Offer under the caption "The Tender Offers and the Consent Solicitations--Guaranteed Delivery."

     Pursuant to the guaranteed delivery procedures:

     (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a national securities exchange or the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office in the United States);

     (b) at or prior to 11:59 P.M., New York City time, on the Expiration Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery and Consent (by mail, hand delivery or facsimile), substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Holder(s), a description of the LYONs and the principal amount of LYONs being tendered and with respect to which a Consent is being delivered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery and Consent, a properly completed and duly executed Letter of Transmittal and Consent, or a facsimile thereof, with any required signature guarantees, or an Agent's Message, together with the LYONs (or confirmation of book-entry transfer of such LYONs into the Depositary's account with DTC as described above) and any other documents required by this Letter of Transmittal and Consent and the instructions hereto will be deposited by such Eligible Institution with the Depositary; and

     (c) this Letter of Transmittal and Consent, or facsimile hereof, properly completed and duly executed, with any required signature guarantees, or an Agent's Message, and all physically delivered LYONs in proper form (or confirmation of book-entry transfer of such LYONs into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Depositary within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery and Consent.


                                     9


     HOLDERS SHOULD NOTE THAT THE FOREGOING PROCEDURES ARE NOT AVAILABLE UNTIL AFTER THE LYONS CONSENT DEADLINE AND THAT TENDERS PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE ACCEPTED PRIOR TO THAT TIME OR ENTITLE A HOLDER TO RECEIVE A CONSENT PAYMENT.

     Tenders of LYONs may be withdrawn at any time prior to the Expiration Date and unless accepted by the Company, any time after 40 business days after the date of the Purchase Offer, by written notice of withdrawal received by the Depositary, delivery by mail or facsimile, which notice must be received by the Depositary at its address set forth herein at or prior to 11:59 P.M., New York City time, on the Expiration Date. To be effective, notice of withdrawal of tendered LYONs must (i) be received by the Depositary at or prior to 11:59 P.M., New York City time, on the Expiration Date at its address set forth herein, (ii) describe the LYONs to be withdrawn, (iii) specify the name of the person who deposited the LYONs to be withdrawn (the "Depositor"), the name in which the LYONs are registered (or, if tendered by book entry transfer, the name of the participant in DTC whose name appears on a security position listing as the owner of such LYONs) if different from that of the Depositor, (iv) state the principal amount of LYONs to be withdrawn, (v) contain the certificate numbers shown on the LYONs, and (vi) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal and Consent (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to be beneficial ownership of the LYONs. If LYONs have been delivered or otherwise identified (through confirmation of book-entry transfer of such LYONs) to the Depositary, the name of the Holder and the LYONs withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the withdrawn LYONs (or, in the case of LYONs transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn LYONs).

     2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Purchase Offer, all properly completed and executed Letters of Transmittal and Consents consenting to the Proposed Amendments that are received by the Depositary at or prior to 5:00 P.M., New York City time, on the LYONs Consent Deadline will be counted as Consents with respect to the Proposed Amendments unless the Depositary receives, prior to execution of the Supplemental Indenture, a written notice of revocation of such Consents as described in the Purchase Offer. To revoke a consent, a Holder must withdraw the corresponding tendered LYONs in the manner set forth above.

     3. SIGNATURE GUARANTEES. No signature guarantee is required if: (i) this Letter of Transmittal and Consent is signed by the registered holder(s) of the LYONs tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of LYONs) and the payments for the LYONs to be purchased and Consent Payments to be made, or any LYONs for principal amounts not tendered or not accepted for purchase are to be issued, directly to such registered holder(s), (or, if signed by a participant in DTC, and LYONs for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and the "Special Issuance/Delivery Instructions" box of this Letter of Transmittal and Consent has not been completed; or (ii) such LYONs are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and Consents accompanying LYONs must be guaranteed by a Medallion Signature Guarantor (defined as a recognized participant in the Securities Transfer Agents Medallion Program).

     4. SIGNATURES ON LETTER OF TRANSMITTAL AND CONSENT, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal and Consent is signed by the registered Holders of the LYONs tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown on a security position listing as the owner of the LYONs tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such LYONs.

     If any of the LYONs tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal and Consent. If any of the LYONs tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal and Consent or any LYONs or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.



                                     10

     When this Letter of Transmittal and Consent is signed by the registered Holders of the LYONs tendered hereby, no endorsements of LYONs or separate instruments of transfer are required unless payment is to be made, or LYONs not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such LYONs or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     IF THIS LETTER OF TRANSMITTAL AND CONSENT IS SIGNED OTHER THAN BY THE REGISTERED HOLDERS OF THE LYONS TENDERED HEREBY, SUCH LYONS MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, AND A DULY COMPLETED PROXY ENTITLING THE SIGNER TO CONSENT WITH RESPECT TO SUCH LYONS ON BEHALF OF SUCH REGISTERED HOLDERS, IN ANY CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDERS APPEAR ON THE LYONS AND SIGNATURES ON SUCH LYONS OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     5. DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND LYONS CERTIFICATES. This Letter of Transmittal and Consent is to be used if (i) certificates evidencing LYONs are to be forwarded herewith or (ii) LYONs are to be delivered by book-entry transfer pursuant to the procedure set forth under the caption "The Tender Offers and Consent Solicitations-Book-Entry Delivery of the Notes." Certificates evidencing all physically tendered LYONs, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all LYONs delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof) with any required signature guarantees and any other documents requested by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth herein, prior to 11:59 P.M., New York City Time, on the Expiration Date. If certificates evidencing LYONs are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal and Consent must accompany each such delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal and Consent (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their LYONs for purchase.

     6. INADEQUATE SPACE. If the space provided under "Description of LYONs" is inadequate, the information should be continued on a separate signed list and attached to this Letter of Transmittal and Consent.

     7. PARTIAL TENDERS AND UNPURCHASED LYONS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If only a portion (in an integral portion of $1,000 only) of the principal amount at maturity of any LYON is to be tendered, fill in the portion of the principal amount at maturity of such LYON to be tendered in the column entitled "Principal Amount at Maturity Tendered." If the tendered portion of the LYON so tendered is purchased, the LYON will be split into two LYONs (in denominations of $1,000 or an integral multiple thereof), the aggregate principal amount at maturity of which will equal the principal amount at maturity of such original LYON. The Depositary will then return to the tendering Holder a new LYON, in the principal amount at maturity of the portion of such original LYON not tendered and purchased, unless otherwise specified in the "A. Special Issuance/Delivery Instructions" box in this Letter of Transmittal and Consent. The entire principal amount at maturity evidenced by a certificate for LYONs will be deemed tendered unless otherwise indicated.

     8. TRANSFER TAXES. Except as set forth in this Instruction 8, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of LYONs to it, or to its order, pursuant to the Offer. If payment is to be made to, or if LYONs not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered LYONs are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If payment for any LYONs tendered hereby is to be made, or certificates evidencing LYONs not tendered or not purchased is (are) to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal and Consent or if payment in the name of the person(s) signing this Letter of Transmittal and Consent or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal and Consent or to the person(s) signing this Letter of Transmittal and Consent but at an address other than that



                                       11

shown in the box entitled "Description of LYONs" on this Letter of Transmittal and Consent, the appropriate boxes captioned "A. Special Issuance/Delivery Instructions" and "B. Special Payment Instructions" on this Letter of Transmittal and Consent must be completed.

     10. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt), acceptance for payment and withdrawal of any tender of LYONs and its determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders of LYONs determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Purchase Offer or any defect or irregularity in the tender of any particular LYONs, whether or not similar conditions, defects or irregularities are waived in the case of other tendered LYONs) and the Company's interpretation of the terms and conditions of the Purchase Offer (including these instructions) shall be final and binding on all parties. No tender of LYONs will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person is or will be obligated to give notice of defects or irregularities in tenders or any notice of withdrawal, nor shall any of them incur any liability for failure to give any such notice.

     11. SUBSTITUTE FORM W-9. Each tendering Holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all such payments, if any, until a TIN is provided to the Depositary.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Purchase Offer or this Letter of Transmittal and Consent may be directed to the Information Agent at its telephone number set forth on the last page hereof. A Holder may also contact the Dealer Manager at its telephone number set forth below or such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

     13. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer or the Solicitation in the case of any LYONs tendered and Consents delivered, in whole or in part, at any time and from time to time.



                                     12

                          IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a Holder whose tendered LYONs are accepted for payment is required to provide the Depositary with such Holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder or other payee with respect to LYONs purchased pursuant to the Offer may be subject to 31% backup withholding tax.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a Holder or other payee with respect to LYONs purchased pursuant to the Offer, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the LYONs. If the LYONs are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.



                                     13

------------------------------------------------------------------------------------------
                          PAYER'S NAME: SHONEY'S, INC.
------------------------------------------------------------------------------------------
SUBSTITUTE                 Part 1--PLEASE PROVIDE YOUR TIN IN     ________________________
Form W-9                   THE BOX AT RIGHT AND CERTIFY BY         Social Security Number
                           SIGNING AND DATING BELOW.
                                                                            OR
Department of the
Treasury                                                          ________________________
Internal Revenue Service                                          Employer
                                                                  Identification Number(s)

                           Part 2--Certification--Under           Part 3--
                           of Perjury, I certify that:            [ ]  Awaiting TIN
                           (1) The number shown on this
                           form is my correct taxpayer
                           identification number (or I
                           am waiting for a number to be
                           used for me), and
Payer's Request for        (2) I am not subject to backup
Taxpayer Identification    withholding because: (a) I am
Number ("TIN") and         exempt from backup withholding,
Certifications             or (b) I have not been notified
                           by the Internal Revenue Service
                           (IRS) that I am subject to backup
                           withholding as a result of a
                           failure to report all interest and
                           dividends, or (c) the IRS has
                           notified me that I am no longer
                           subject to backup withholding.

                           Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting
                           interest or dividends on your tax return.

                           Name___________________________________________________________

                           Address________________________________________________________
                                                                      (include zip code)

                           Signature__________________________Date________________________

------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

-----------------------------------------------------------------------------
          CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature_____________________________________________Date__________________

-----------------------------------------------------------------------------



                                     14

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES RELATING TO THE LYONS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE LYONS CONSENT DEADLINE FOR HOLDERS WISHING TO RECEIVE THE CONSENT PAYMENT AND ON OR PRIOR TO THE EXPIRATION DATE FOR HOLDERS WISHING TO TENDER THEIR LYONS.

                   THE DEPOSITARY FOR THE OFFER IS:

                        THE BANK OF NEW YORK

                 BY MAIL, OVERNIGHT COURIER OR HAND:

                         101 Barclay Street
                            Floor 7 East
                      New York, New York 10286
                 Attn: Reorganization Section, Kin Lau

        By Facsimile for Eligible Institutions:  (212) 815-6339
               To Confirm by Telephone: (212) 815-3750


              THE INFORMATION AGENT FOR THE OFFER IS:

                      D.F. KING & CO., INC.

                        77 Water Street
                   New York, New York 10005

        Bankers and Brokers Call Collect: (212) 269-5550
            All Others Call Toll-Free: (888) 242-8157


              THE DEALER MANAGER FOR THE OFFER IS:

                 BANC OF AMERICA SECURITIES LLC

               100 North Tryon Street, 7th Floor
                Charlotte, North Carolina 28255
               Attn: High Yield Special Products

                    Collect: (704) 388-4813
                   Toll Free: (888) 292-0070



                                15